UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2023

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 Milam Street, Suite 1900
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2023, Cheniere Energy, Inc. (the “Company”) and Aaron Stephenson, 67, the Company’s Senior Vice President, Operations Support and Development, entered into a letter agreement (the “Letter Agreement”) setting forth the terms of Mr. Stephenson’s retirement and transition from the Company. Mr. Stephenson and the Company agreed that Mr. Stephenson’s employment with the Company will continue through March 2, 2023, at which time his employment will terminate, and that Mr. Stephenson will remain available to assist the Company in the transition of Mr. Stephenson’s duties and other matters reasonably requested by the Company through December 31, 2023.

The Letter Agreement provides that, subject to Mr. Stephenson signing an effective release of claims and not resigning his employment prior to March 2, 2023, Mr. Stephenson will be entitled to (i) a cash lump sum payment equal to $1,875,000; (ii) treatment of Mr. Stephenson’s outstanding restricted stock unit awards and performance stock unit awards in accordance with the terms of the Cheniere Energy, Inc. Retirement Policy, as amended; and (iii) continued subsidized health benefits for up to 24 months.

A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated February 15, 2023, between the Company and Aaron Stephenson
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	February 15, 2023	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Executive Vice President and
Chief Financial Officer